Exhibit 10.2

AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of May 4, 2020 (the “Effective Date”) by and among WIRELESS TELECOM GROUP, INC., a New Jersey corporation (“WTG”), BOONTON ELECTRONICS CORPORATION, a New Jersey corporation, (“Boonton”), MICROLAB/FXR LLC, a New Jersey limited liability company and successor by merger to Microlab/FXR (“Microlab”), HOLZWORTH INSTRUMENTATION INC., a Colorado corporation (“Holzworth”), COMMAGILITY LIMITED, a company incorporated in England and Wales with company number 05914025 (“Commagility” and, together with WTG, Boonton, Microlab and Holzworth, each a “Borrower” and collectively, the “Borrowers”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Borrowers and Lender have entered into a Loan and Security Agreement, dated as of February 16, 2017 (as amended, restated, renewed, extended, substituted, modified and otherwise supplemented from time to time, the “Loan Agreement”), and certain other Loan Documents (as defined in the Loan Agreement); and

WHEREAS, the Borrowers have requested that Lender agree to amend certain provisions of the Loan Agreement, and Lender is willing to do so, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 DEFINITIONS.

Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

SECTION 2 ACKNOWLEDGMENTS.

2.1 Acknowledgment of Obligations. The Borrowers hereby acknowledge, confirm and agree that as of the close of business on May 1, 2020, the Borrowers are jointly and severally indebted to Lender in respect of Revolver Loans in the principal amount of $2,155,829.73 and Letters of Credit in the aggregate outstanding face amount of $0.00. Such amounts, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrowers to Lender, are unconditionally owing by the Borrowers jointly and severally to Lender in accordance with the terms of the Loan Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2 Acknowledgment of Security Interests. The Borrowers hereby acknowledge, confirm and agree that Lender has and shall continue to have valid, enforceable and perfected first priority Liens upon (subject to Permitted Liens ) and security interests in the Collateral of the Borrowers heretofore granted to Lender pursuant to the Loan Documents or otherwise granted to or held by Lender.

2.3 Binding Effect of Documents. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of such Borrower contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of such obligations, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and to the effect of general principles of equity and (c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and Applicable Law.

SECTION 3 AMENDMENTS TO LOAN AGREEMENT. Effective as of the Effective Date:

3.1 Section 1.1 of the Loan Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:

“CARES Act: the Coronavirus Aid, Relief and Economic Security Act, and applicable rules, regulations, interpretations and orders, as amended from time to time.”

“Covered Period: the eight (8)-week period beginning on the date of the origination of the PPP Loan.”

“PPP Loan: a loan to a Borrower by a qualified lender that is guaranteed under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)), as added by Section 1102 of the CARES Act constituting the Paycheck Protection Program.”

3.2 The definitions of “Loan Documents” and “Obligations” now appearing in Section 1.1 of the Loan Agreement are hereby amended and restated in their entireties to read as follows:

“Loan Documents: this Agreement, Other Agreements and Security Documents; provided that documents evidencing the PPP Loan shall not be included as Loan Documents.”

“Obligations: all (a) principal of and premium, if any, on the Loans, (b) LC Obligations and other obligations of Borrowers with respect to Letters of Credit (c) interest, expenses, fees, costs, indemnification obligations and other amounts payable by Borrowers under the Loan Documents, (d) Bank Product Debt, and (e) other debts, obligations and liabilities of any kind owing by Borrowers to Lender or any of its Affiliates, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any insolvency or bankruptcy proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several; provided that Obligations of an Obligor shall not include any Debts, obligations or liabilities relating to the PPP Loan.”

3.3 Section 10.2.1 of the Loan Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (n) thereof, (ii) deleting the period at the end of clause (o) thereof and substituting therefor “; and”; and (iii) inserting at the end of such Section 10.2.1 the following new clause (p):

“(p) Debt in respect of the PPP Loan, provided, that:

(i) in no event shall the aggregate principal amount of the PPP Loan exceed $2,044,936,

(ii) the applicable Borrower is eligible to receive the PPP Loan as a business concern in accordance with the terms of Section 1102 of the CARES Act,

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(iii) the applicable Borrower shall provide copies of all agreements, documents and instruments evidencing or related to the PPP Loan to Lender and shall promptly notify Lender in writing of the date of the PPP Loan,

(iv) the applicable Borrower shall (A) use the proceeds of the PPP Loan only for the allowable purposes in accordance with Section 1102 of the CARES Act, (B) maintain such documentation and take such actions as shall be required to evidence that such proceeds have been used only for such purposes, (C) provide to Lender, upon request, a report in form and substance reasonably satisfactory to Lender of the use of the proceeds of the PPP Loan, and (D) maintain all documentation required for purposes of loan forgiveness under Section 1106 of the CARES Act to evidence that all or substantially all of the loan proceeds were used for the allowable purposes, including documentation to verify the number of full-time equivalent employees on payroll and pay rates for the periods described in Section 1106(d) of the CARES Act,

(v) promptly after the end of the Covered Period, but in no event more than ten (10) Business Days (as such time may be extended by Lender in its discretion, which extension may be granted by electronic mail) thereafter, the applicable Borrower shall submit an application to the holder of the debt in respect of the PPP Loan (or the party servicing the PPP Loan on behalf of the holder of such debt), and any other party required to receive such application, for loan forgiveness with respect to all or substantially all of the debt in respect of the PPP Loan, in accordance with the regulations implementing Section 1106 of the CARES Act and shall deliver written notice to Lender that such application has been submitted to such parties, and

(vi) as soon as reasonably practicable following the applicable Borrower’s receipt of notice from the SBA lender regarding the amount of the PPP Loan that has been forgiven and cancelled, such Borrower shall provide evidence reasonably satisfactory to Lender that all or substantially all of the PPP Loan has been forgiven and cancelled and such Borrower have no further obligations or liabilities in respect of the PPP Loan.”

SECTION 4 BORROWER REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Borrower hereby jointly and severally represents, warrants and covenants with and to Lender as follows:

4.1 Authorization.

(a) Each Borrower has the corporate power and authority to execute, deliver and perform this Amendment and to obtain the extensions and increases of credit under the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”).

(b) No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required to be obtained by any Borrower in connection with this Amendment, except consents, authorizations, filings, acts and notices which have been obtained, taken or made and are in full force and effect.

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(c) This Amendment has been duly executed and delivered by the Borrowers. This Amendment and the Amended Loan Agreement constitute the legal, valid and binding obligations of the Borrowers and is enforceable against the Borrowers in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.2 Representations in Loan Documents. Each of the representations and warranties made by or on behalf of any Borrower to Lender in any of the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by or on behalf of such Borrower on the date hereof (other than such representations and warranties that relate solely to a specific prior date, and other than as expressly waived pursuant to this Amendment).

4.3 Binding Effect; Loan Document. This Amendment and the other Loan Documents have been duly executed and delivered to Lender by the Borrowers and are in full force and effect, as modified hereby. This Amendment shall constitute a Loan Document.

4.4 No Conflict, Etc. The execution, delivery and performance of this Amendment by the Borrowers will not violate or cause a default under any Loan Document, Applicable Law or material contract of any Borrower and will not result in or require the creation or imposition of any Lien on any of its properties or revenues, other than permitted liens set forth in Section 10.2.2 of the Loan Agreement.

4.5 No Default or Event of Default. No Default or Event of Default has occurred and is continuing, or will result from this Amendment or any extension of credit under the Amended Loan Agreement.

4.6 Additional Events of Default. Any misrepresentation by any Borrower, or any failure of any Borrower to comply with the covenants, conditions and agreements contained in any Loan Document, this Amendment or in any other document, instrument or agreement at any time executed and/or delivered by such Borrower with, to or in favor of Lender shall, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, constitute an Event of Default hereunder, under the Loan Agreement and under the other Loan Documents.

SECTION 5 CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Lender of this Amendment duly authorized, executed and delivered by the Borrowers and Lender.

SECTION 6 PROVISIONS OF GENERAL APPLICATION.

6.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed as of the Effective Date. To the extent of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Any Loan Document amended hereby shall be read and construed with this Amendment as one agreement.

6.2 Costs and Expenses. The Borrowers jointly, severally, absolutely and unconditionally agree to pay to Lender, on demand by Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Amendment are consummated: all reasonable fees and disbursements of counsel to Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and any agreements or certificates delivered in connection herewith, and all reasonable out-of-pocket expenses which shall at any time be incurred or sustained by Lender or its directors, officers, employees or Lenders as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith.

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6.3 No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

6.4 Further Assurances. The Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

6.5 Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.6 Merger. This Amendment sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

6.7 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment.

6.8 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

6.9 Reviewed by Attorneys. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and each document executed in connection herewith with, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. Without in any way limiting the foregoing, each Borrower acknowledges and agrees that (a) it has consulted its own legal and financial advisors with respect to all matters relating to the PPP Loan (including the eligibility criteria and any forgiveness thereof) and the CARES Act, (b) it is responsible for making its own independent judgment with respect to the PPP Loan and the CARES Act, and (c) it has not relied on Lender with respect to any of such matters. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

6.10 Governing Law; Consent to Jurisdiction and Venue.

(a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

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(b) EACH OBLIGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.3.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law. Nothing herein shall limit the right of Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Lender of any judgment or order obtained in any forum or jurisdiction.

6.11 Waivers. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY PROCEEDING OR DISPUTE OF ANY KIND RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, OBLIGATIONS OR COLLATERAL; (B) PRESENTMENT, DEMAND, PROTEST, NOTICE OF PRESENTMENT, DEFAULT, NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY COMMERCIAL PAPER, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH A BORROWER MAY IN ANY WAY BE LIABLE, AND HEREBY RATIFIES ANYTHING LENDER MAY DO IN THIS REGARD; (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF ANY COLLATERAL; (D) ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY A COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY RIGHTS OR REMEDIES; (E) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (F) ANY CLAIM AGAINST LENDER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) IN ANY WAY RELATING TO ANY ENFORCEMENT ACTION, OBLIGATIONS, LOAN DOCUMENTS OR TRANSACTIONS RELATING THERETO; AND (G) NOTICE OF ACCEPTANCE HEREOF. Each Borrower acknowledges that the foregoing waivers are a material inducement to Lender entering into this Agreement and that Lender is relying upon the foregoing in its dealings with Borrowers. Each Borrower has reviewed the foregoing waivers and has knowingly and voluntarily waived its jury trial and other rights. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

6.12 Counterparts; Execution. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Lender has received counterparts bearing the signatures of all parties hereto. Lender may (but shall have no obligation to) accept any signature, contract formation or record-keeping through electronic means, which shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act. Upon request by Lender, any electronic signature or delivery shall be promptly followed by a manually executed or paper document.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment and Waiver as of the date first written above.

WIRELESS TELECOM GROUP, INC.,
as a Borrower

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

BOONTON ELECTRONICS CORPORATION,
as a Borrower

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

MICROLAB/FXR LLC,
as a Borrower

By:	/s/Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

HOLZWORTH INSTRUMENTATION INC., as a Borrower

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

[Signature page to Amendment No. 6 to Loan and Security Agreement]

COMMAGILITY LIMITED,
as a Borrower

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

[Signature page to Amendment No. 6 to Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Galina Evelson
Name:	Galina Evelson
Title:	Vice President

[Signature page to Amendment No. 6 to Loan and Security Agreement]

Acknowledged and Agreed:

WIRELESS TELECOMMUNICATIONS
GROUP, LTD., as a Guarantor

By:	/s/ Michael Kandell
Name:	Michael Kandell
Title:	Chief Financial Officer

[Signature page to Amendment No. 6 to Loan and Security Agreement]